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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                        STANDARD MANAGEMENT CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                           (STANDARD MANAGEMENT LOGO)

                                                       RONALD D. HUNTER
                                              CHAIRMAN & CHIEF EXECUTIVE OFFICER


May 11, 2005



Dear Fellow Shareholder:

The May 18, 2005 Special Meeting of Shareholders of Standard Management Corporation is just a few days away. According to our latest records, we have not received your vote. YOUR BOARD OF DIRECTORS HAS RECOMMENDED THAT SHAREHOLDERS VOTE FOR THE RESOLUTION APPROVING THE PROPOSED SALE OF STANDARD LIFE INSURANCE COMPANY OF INDIANA.

We also want to inform you that Institutional Shareholder Services (ISS) and Glass Lewis & Co., two leading independent proxy advisory firms, have recommended that Standard Management shareholders vote FOR the proposed sale of Standard Life Insurance Company of Indiana.

Please help your company avoid the expense of further solicitation by SIGNING, DATING AND RETURNING THE ENCLOSED VOTING FORM TODAY.

Thank you for your continued support.

Sincerely,


/s/ RONALD D. HUNTER

Ronald D. Hunter
Chairman of the Board and
Chief Executive Officer


                                 IMPORTANT NOTE

  PLEASE FOLLOW THE EASY INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY TO VOTE BY
                         TELEPHONE OR VIA THE INTERNET.

             If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated:

                            TOLL-FREE: (888) 750-5834